EXHIBIT 10.8

LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into by and between Woodmich, L.L.C., a Michigan limited liability company, (“Landlord”) and Copart, Inc., a California corporation, (“Tenant”) dated as of this 14th day of September, 2001.

WITNESSETH

ARTICLE 1:

PREMISES, APPROVALS, CONDITIONS AND EXISTING TENANT

1.01.        Premises.  In consideration of the obligation of Tenant to pay rent and of the other terms, provisions and covenants hereof, Landlord leases to Tenant, and Tenant leases from Landlord, all that portion of certain real property and the improvements constructed thereon, together with all rights, easements (including that certain non-exclusive right to use that certain parcel of land described on Exhibit “C”) and appurtenances pertaining thereto (the “Premises”) situated with the County of Wayne, State of Michigan, described in Exhibit “A”, and commonly known as 21000 Hayden Drive, Woodhaven, Michigan.  Landlord shall retain a non-exclusive, up to 70’ wide, roadway easement over the perimeter of the Premises for ingress and egress to the rail spur. Such easement location shall be mutually agreed upon between Landlord and Tenant. Landlord agrees to pay for all costs, including but not limited to moving or adding any fencing, required to activate and maintain this easement, and all costs and expenses associated with rail spur. Landlord shall also assume responsibility for the maintenance of all perimeter landscaping and trees located adjacent to any easement. Landlord and Tenant will agree on a fair and equitable basis to either reduce the Rent, or Landlord will transfer to Tenant, at Landlord’s sole cost, a like amount of property with similar improvements adjacent to the Premises to replace the property that was taken for the easement.

1.02         Approvals.  Tenant shall seek, at its sole cost and expense, using reasonable efforts, to obtain all Approvals on or before November 30, 2001.  “Approvals” shall mean the valid and irrevocable grant, on terms and conditions satisfactory to Tenant in its sole discretion, of all necessary permits, licenses, variances, and approvals that are necessary to permit Tenant to operate its Business (as hereinafter defined), all of which shall be without qualification, except such qualification as shall be acceptable to Tenant and shall be no longer subject to appeal (collectively, the “Approvals”).  “Business of Tenant” shall mean the storage, sale, auction, and transport of used and salvage vehicles.  Landlord shall cooperate in good faith with Tenant to obtain such Approvals.  Landlord hereby authorizes Tenant to seek and apply for all Approvals in Landlord’s name and on Landlord’s behalf.  Tenant shall deliver copies of all applications for Approvals to Landlord and other correspondence regarding Approvals upon request.

1.03         Premises’ Condition.  Landlord represents and warrants that as of the date of commencement of the term of this lease, which shall be a date agreed upon by the parties, but in no event later than November 30, 2001 (the “Commencement Date”), the Premises shall be in good repair and condition. Landlord warrants that as of the Commencement Date, the Premises are in compliance with all applicable governmental laws, ordinances and regulations, including municipal codes, building codes, and ADA requirements. In addition, Tenant at its own expense no later than fifteen (15) days after receiving all Approvals, shall conduct such investigations as it deems necessary to determine that the Premises are in good operating and working condition.  In the event Tenant objects to any property condition, it shall notify in writing the Existing Tenant (defined below) and Landlord as to its objections.  Landlord shall cause Existing Tenant to remedy any objectionable conditions to the reasonable satisfaction of the Tenant. Landlord shall also cause Existing Tenant to remove its property from the Premises, janitorial clean the office and shop buildings, power wash the floor, perform any necessary repairs to the buildings, including patching any roof leaks, repairing any problems with electrical and plumbing systems, repairing any damaged walls, and repairing or patching the parking lots upon its vacation of the Premises.  Attached to this Lease Agreement as Exhibit “B” is a copy of the E&L Transport Company, LLC (“Existing Tenant”) and Landlord lease amendment on the Premises which reflects E & L Transport Company’s obligation to vacate, clean, and repair the Premises. Landlord guarantees the performance of E & L Transport’s obligations regarding the cleaning and repair of the Premises as set forth in Exhibit “B” and this Section 1.03. Landlord guarantees that the HVAC systems located on the Premises shall be in good working condition for the first 90 days of the first heating and air-

conditioning seasons. Landlord guarantees that all roofs located upon the Premises shall be in good repair and free of leaks for the first 12 months of the Lease. Landlord shall be responsible for all costs and expenses incurred to satisfy requirements of the City of Woodhaven regarding looping the water main, installation of back flow devices, and repair or replacement of fire hydrants, as referenced in the August 7, 2001 letter to the Woodhaven Planning Commission, a copy of which is attached hereto as Exhibit “E”. Attached hereto as Exhibit “F” is a letter from Al’s Asphalt Paving Co., Inc. describing the condition of asphalt covering the Premises as of August 29, 2001. Attached hereto as Exhibit “G” are fifty (50) photographs initialed by the parties that the parties agree accurately depict the condition of the asphalt as of the Commencement Date. Following the execution of this lease but prior to the Commencement Date, the parties may attach additional Exhibits consisting of photographs or videos of the Premises’ parking areas that the parties deem useful in depicting the condition of the parking areas as of the Commencement Date.

1.04         Environmental Matters.  Existing Tenant shall deliver to Tenant the existing environmental reports concerning the Premises and Existing Tenant updated Phase I environmental site assessment. In the event Existing Tenant conducts any further environmental studies, copies of such studies will be promptly provided to Tenant. Landlord represents that the Premises comply in all material respects with Environmental Requirements (as defined in Section 16.04) and that no action, proceeding, or claim is pending or threatened involving the Premises concerning any Hazardous Material (as defined in Section 16.04). Notwithstanding the foregoing, in no event shall Tenant’s acceptance of the Premises or duty to comply with all laws be deemed an acceptance of Hazardous Material in, on, or about the Premises or the soil, surface water, or groundwater thereof, or acceptance of any responsibility or liability for such Hazardous Materials, except where such Hazardous Material is caused to exist by Tenant or its employees or agents after the Commencement Date.

1.05         Lease Termination.  In the event Tenant does not obtain the Approvals or is not satisfied, in its sole discretion, as to the Premises’ condition or environmental matters by November 30, 2001, then thereafter, Tenant may elect to terminate this Lease by written notice to Landlord, after which this Lease shall be null and void and of no further force or effect. If Tenant does not terminate the lease as set forth above by November 30, 2001, Landlord may give written notice to Tenant of its failure to terminate, and Tenant’s time to terminate the lease shall continue until (ten) 10 days after receipt of Landlord’s notice. Following the expiration of Tenant’s additional ten (10) days to terminate the lease without a ratification or termination of the lease by Tenant, Landlord may elect to terminate this Lease by written notice to Tenant, after which this Lease shall be null and void and of no further force or effect.

1.06         Existing Tenant.  Landlord and Tenant acknowledge that Existing Tenant currently holds a leasehold interest and first right of refusal in the Premises pursuant to a lease agreement dated June 1, 2000 (the “Leasehold”).  The lease agreement for the existing Leasehold is due to expire on May 31, 2005, with two (2) successive five (5) year options for Existing Tenant to extend the Leasehold.  Pursuant to an amendment to the June 1, 2000 leasehold, Existing Tenant has agreed to vacate the Premises prior to October 1, 2001, remove all of its personal properties from the Premises, and terminate its lease and first right of refusal with respect to the premises described in Exhibit “A”.  Existing Tenant will continue to lease an approximate 10-acre parcel of Woodhaven property described in Exhibit “D”.  In the event Landlord does not deliver exclusive possession of the Premises to Tenant by November 30, 2001, Tenant may seek specific performance against Landlord, or may terminate this lease after which this lease shall be null and void and of no further force or effect. In the event this lease terminates due to Landlord’s failure to deliver exclusive possession to Tenant, Landlord shall, in addition to Tenant’s Security Deposit, promptly reimburse Tenant for all reasonable costs and expenses incurred by Tenant in pursuing Approvals and investigating the Premises’ condition and environmental matters.  “Exclusive possession” shall mean vacant, broom-clean with no rights or claims of possession by any party except Tenant.

1.07         Underground Storage Tanks. Landlord shall, at its sole cost, deactivate all underground storage tanks (“UST’s”) located on the Premises, and remove from the Premises all above-ground equipment and accessories associated with the UST’s such that the UST’s will not interfere with Tenant’s use of the Premises. Tenant shall have no obligations, financial or otherwise, associated with the care, maintenance, or condition of the UST’s and their related equipment and accessories. In the event Tenant is required to incur any expenses related to the UST’s, Landlord shall promptly reimburse Tenant for said expenses upon demand from Tenant.

ARTICLE 2:

TERM OF LEASE, COMMENCEMENT, EXTENSION OPTION AND SURRENDER

2.01         Commencement and Term of Lease.  The term of Lease (the “Term”) shall commence on the Commencement Date and shall terminate at 11:59 PM on December 31, 2013.  However, the first Lease Year shall be less than twelve (12) months and shall commence with the Commencement Date and shall end on May 31st occurring after Commencement Date.  Each Lease Year subsequent to the first Lease Year after the Commencement Date shall commence on June 1st and end of May 31st, The thirteenth Lease Year shall commence on May 31st and end on December 31, 2013.  The parties hereto shall execute a written statement (i) setting forth the Commencement Date promptly after the same shall have been ascertained, and (ii) the Option Terms (as defined in Section 2.02 hereof) notice dates in accordance with Section 2.02 hereof.

2.02         Extension Options.  Provided Tenant is not in material default under this Lease, Tenant shall have three (3) successive five (5) year options to extend the Term of this Lease (“Option Terms”), upon the same terms and conditions then in effect, except as expressly otherwise provided herein, except that Rent shall be increased in accordance with Article 3, and except for each option term being deleted from this Lease upon exercise by Tenant, exercisable by the delivery of written notice to Landlord by Tenant not less than six (6) months prior to the expiration of the then current Term, as extended. If Tenant shall not have given written notice to Landlord at least six (6) months prior to the expiration of the then current Term, Landlord, at any time thereafter, may give written notice to Tenant of its failure to elect to extend the lease, and Tenant’s time to give such notice shall continue until 30 days after receipt of Landlord’s notice.  Failure to exercise an option renewal term will result in revocation of any subsequent option term.  In no event shall the total Lease Term exceed twenty-seven (27) years.

2.03         Surrender and Conveyance by Tenant to Landlord.  Tenant, its successors and assigns and grantees of the Premises and tenants in and under leases (whether characterized as “leases” or “subleases”) made by Tenant (either as lessor or sublessor) for space in, or of parts, or portions, of the Premises for terms commencing on or subsequent to the date of this Lease, expressly covenants and agrees with Landlord that upon the expiration or termination of this Lease all improvements to the Premises, (excluding personal and trade fixtures, or other fixtures and inventory), shall become the property of Landlord.

ARTICLE 3:

BASE RENT AND RENT ADJUSTMENT

3.01         Rent.  Tenant covenants and agrees to pay Landlord at the address contained herein, or such other place as the Landlord shall designate in writing, Rent on the Premises as follows (the “Rent”):

Lease Year

Monthly Rent

Annual Rent For Period

Initial Lease Term
Lease Commencement to 05/31/2002	$49,000.00
06/01/2002 to 05/31/2003	$51,000.00	$612,000.00
06/01/2003 to 05/31/2004	$53,000.00	$636,000.00
06/01/2004 to 05/31/2005	$55,000.00	$660,000.00
06/01/2005 to 05/31/2006	$70,000.00	$840,000.00
06/01/2006 to 05/31/2007	$71,400.00	$856,800.00
06/01/2007 to 05/31/2008	$72,828.00	$873,936.00
06/01/2008 to 05/31/2009	$74,284.56	$891,414.72
06/01/2009 to 05/31/2010	$75,770.25	$909,243.01
06/01/2010 to 05/31/2011	$77,285.66	$927,427.87
06/01/2011 to 05/31/2012	$78,831.37	$945,976.43
06/01/2012 to 05/31/2013	$80,408.00	$964,895.96
06/01/2013 to 12/31/2013	$80,408.00

First 5 Year Option

In the first year of the option period the Monthly Rent will be 102% of the previous year’s Monthly Rent.  Each year thereafter the Monthly Rent will increase by 2% annually.  The rental period for each year in the 5 year option shall be twelve months long, starting on January 1st and ending on December 31st.

Second 5 Year Option

In the first year of the option period the Monthly Rent will be 102% of the previous year’s Monthly Rent.  Each year thereafter the Monthly Rent will increase by 2% annually.  The rental period for each year in the 5 year option shall be twelve months long, starting on January 1st and ending on December 31st.

Third 5 Year Option

In the first year of the option period the Monthly Rent will be 102% of the previous year’s Monthly Rent.  Each year thereafter the Monthly Rent will increase by 2% annually.  The rental period for each year in the 5 year option shall be twelve months long, starting on January 1st and ending on December 31st.

ARTICLE 4:

PERMITTED USE

4.01         Permitted Use.  The Premises shall be continuously used by Tenant for its business as described in Section 1.02, above.  Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use.

4.02      Compliance with Governmental Laws and Landlord’s Regulations.  Tenant shall comply with all governmental laws, ordinances and regulations applicable to the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant’s sole expense.  If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to accommodate lawfully the use and occupancy thereof, the entire cost of such alterations shall be borne by Tenant.

ARTICLE 5:

TAXES AND UTILITIES

5.01                           Real Estate Taxes.

(a)           Tenant shall pay all real estate taxes, assessments, levies and charges that are levied or assessed by any lawful authority on the Premises (“Real Estate Taxes”) on or prior to the date such Real Estate Taxes are due.  Tenant may take the maximum benefit of any law allowing Real Estate Taxes or assessments to be paid in installments, and in such event only the amount actually due during the applicable tax year shall be included in Real Estate Taxes for purposes of this Article. Tenant’s obligation to pay real estate taxes hereunder shall be limited to its pro-rata share of the property tax bill number 82 59 075 99 0003 003. Pro rata share shall be based upon Landlord’s retention of vacant acreage to total acreage without regard to improvements. Tenant shall be obligated to pay property taxes based upon improvements to acreage which is occupied by Tenant.

(b)           If the Lease fiscal year differs from the tax fiscal year, the amount payable by Tenant during the Lease fiscal year in which a lease commencement or termination occurs shall be prorated on the basis which the number of days from the commencement of said Lease fiscal year to said termination date bears to 365.

(c)           If at any time during the term hereof a tax or excise on rents (herein called “Rent Tax”) is levied or assessed by the federal government, State or any political subdivision thereof, on account of the Rent and any other sums due under this Lease hereunder or the Interest of Landlord under this Lease, and if such Rent Tax is in lieu of or as a substitute for, in whole or in part, Real Estate Taxes or other ad valorem taxes, Tenant covenants to reimburse Landlord on account thereof.

(d)           In the event Real Estate Taxes due on the Premises are increased as a direct result of the sale or transfer of the Premises by Landlord to an unrelated third party, Tenant shall not be obligated to pay the increase in Real Estate Taxes caused by such sale or transfer.

5.02      Personal Property Taxes.  Tenant shall pay all taxes assessed on Tenant’s personal property on, in or at the Premises.

5.03      Utilities.  Tenant shall pay to the applicable utility companies or governmental agencies for all such utilities consumed on the Premises during the term.

ARTICLE 6:

REPAIRS AND MAINTENANCE

6.01         Repairs and Maintenance.  Tenant shall at its own cost and expense keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original, structural or nonstructural, including but limited to any exterior painting, exterior lighting, exterior signs and sewage, plumbing and the maintenance of all paved areas including driveways and alleys, cleaning, repaving, restripping and resealing, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, water heaters, truck doors, and roofs and exterior structures.  Tenant as part of its obligation hereunder shall keep the whole of the Premises in a clean and sanitary condition.  Tenant will as far as possible keep all such parts of the Premises from deteriorating, ordinary wear and tear excepted, and from falling temporarily out of repair, and upon termination of this Lease in any way, Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty covered by insurance to be secured pursuant to Article 10 excepted.  Tenant’s right to use the easement described in Exhibit “C” (commonly known as Hayden Drive) is conditioned upon Tenant maintaining and keeping clear of snow the easement area. Landlord shall require that any person or entity that leases, purchases, or otherwise utilizes property adjoining Hayden Drive shall enter into a joint maintenance agreement with Tenant in the event said person or entity’s use of Hayden Drive is not insignificant. The joint maintenance agreement shall require the person or entity to contribute towards the costs of maintaining and snowplowing Hayden Drive in an amount that is fair and equitable in light of that person or entity’s proportionate use of Hayden Drive.

ARTICLE 7:

ALTERATIONS

7.01      Alterations.  Tenant shall have the right, at Tenant’s expense, to construct any and all existing and future improvements in compliance with the permitted uses in Section 4.01 hereof and all laws, regulations, statutes, ordinances and other governmental requirements.  During any period of construction, Tenant shall keep Landlord’s interest in the Premises free from all liens of mechanics, materialmen and other suppliers caused by Tenant; provided, however, Tenant may contest same as long as such liens are removed by bond or Landlord’s interest in the Premises is otherwise protected in a manner reasonably satisfactory to Landlord.  Tenant agrees that it will keep Landlord apprised of any alterations and will provide to Landlord (to the extent available) any plans and specifications related to such alterations.

ARTICLE 8:

INSPECTIONS

8.01      Inspections.  Landlord and Landlord’s agents and representatives, after at least 24 hours written notice (except for emergencies) shall have the right to enter and inspect the Premises at any reasonable time for the following purposes: (a) to ascertain the condition of the Premises; (b) to determine whether Tenant is diligently fulfilling Tenant’s responsibilities under this Lease; (c) to show the Premises to prospective purchasers or mortgagees; and (d) to do any other act or thing Landlord deems reasonable to preserve the Premises.  During the period that is six (6) months prior to the end of the Term and at any time Tenant is in default hereunder, and such default has remained uncured for at least thirty (30) days, Landlord and Landlord’s agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises suitable signs indicating that the Premises are available for lease.  Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the Premises prior to vacating.  In the event of Tenant’s failure to give such notice or arrange such joint inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purpose of determining Tenant’s responsibility for repairs and restoration.  In connection with this Article 8, Landlord covenants and agrees that it will use its best efforts not to unreasonably interfere with Tenant’s use and occupancy of the Premises.

ARTICLE 9:

ASSIGNMENT AND SUBLETTING

9.01      Assignment and Subletting. (a) Subject to the provisions of Section 9.02 and 14.03, Tenant shall have no right to assign or pledge this Lease or to sublet the whole or any part of the Premises, or permit the use or occupancy of the Premises by anyone other than Tenant, without the prior written consent of Landlord which consent may not be unreasonably withheld or delayed by Landlord.  In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord within a reasonable time prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.  Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease.  Upon the occurrence of an “event of default” (as hereinafter defined), if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may, at its option collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant’s obligations hereunder. Notwithstanding the above, Tenant may sublet any part of the Premises to any of Tenant’s vehicle suppliers without the prior consent of Landlord.

9.02         Corporate Transactions.  Notwithstanding the provisions of Section 9.01, Tenant may, without Landlord’s consent, assign this Lease (including Right of First Refusal) to any corporation succeeding to substantially all the business and assets of Tenant by merger, consolidation, purchase of assets, stock, or otherwise or to any corporation or entity which is a parent, subsidiary or division of Tenant (“Affiliate”), provided the Tenant is not in default hereunder and such successor executes and delivers to Landlord an instrument in writing assuming all the obligations and liabilities imposed upon the Tenant hereunder.  Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease.

9.03         Transfer of Assets.  Tenant hereby covenants and agrees that in the event that Tenant transfers a majority of its assets to an Affiliate, this Lease shall also be transferred to and assumed by the Affiliate receiving the majority of Tenant’s assets.

ARTICLE 10:

INSURANCE; FIRE AND CASUALTY DAMAGE

10.01       Tenant’s Insurance. (a) Tenant shall procure and maintain throughout the Term a policy or policies of insurance, in form and substance reasonably satisfactory to Landlord, at Tenant’s sole cost and expense, insuring both Landlord, and Landlord’s mortgagee, if any, and Tenant against all claims, demands or actions arising out of or in connection with: (i) Tenant’s operations in and maintenance and use of the Premises; and (ii) Tenant’s liability assumed under this Lease; the limits of such policy or policies to be in the amount of not less than $3,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $250,000 per occurrence in respect of property damage or destruction, including loss of use thereof.  All such policies shall be procured by Tenant from responsible insurance companies reasonably satisfactory to Landlord.  Insurance certificates evidencing such coverage, together with receipts evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date.

(b)              Tenant shall maintain fire and extended coverage insurance insuring the Improvements and Premises against damage or loss from fire or other casualty with companies and in reasonable amounts acceptable to Landlord, at Tenant’s sole expense, naming Landlord and any mortgagee as an additional insured.

Tenant will furnish Landlord evidence of coverage and payment of premiums at all times.  As often as any of Tenant’s policies provided for herein shall expire or terminate, renewal or additional policies upon the same terms shall be procured and maintained by Tenant. If Tenant does not comply with its covenants in this Section, Landlord may obtain the insurance described herein, and in such event, Tenant agrees to pay, as additional rent, the premium for such insurance upon Landlord’s demand.

10.02       Waiver of Subrogation.  Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire, extended coverage perils, vandalism or malicious mischief, sprinkler leakage, or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at the time and in any event only with respect to loss or damage occurring during such times as the releasor’s policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies.  Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.

10.03       Damage or Destruction.  In the event the Premises is hereafter damaged or destroyed or rendered partially untenantable for their accustomed use, by fire or other casualty Tenant shall (to the extent insurance proceeds are available), within sixty (60) days after such casualty, commence repair of said Premises and within one hundred twenty (120) days after commencement of such repair, restore the Premises to substantially the same condition in which it was immediately prior to the occurrence of the casualty.  From the date of such casualty until the Premises is so repaired and restored Rent and all other charges and items payable hereunder shall abate in such proportion as the part of the Premises thus destroyed or rendered untenantable, bears to the total Premises.

10.04       Liability.  Landlord shall not be liable to Tenant or Tenant’s employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, invitees, permitees or of any other person entering upon the Premises, or caused by the Premises becoming out of repair, or caused by leakage of gas, oil (except that emanating from UST’s), water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Premises, the Landlord, and Landlord’s agents and employees from any loss, liability, claims, suits, costs and expense, including attorney’s fees and damages, arising out of such damage or injury except injury to persons or damage to property the sole cause of which is the negligence of Landlord or its employees or agents. Landlord hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Tenant, and Tenant’s agents and employees from any loss, liability, claims, suits, costs and expense, including attorney’s fees and damages, arising out of: a) the sole negligence or misconduct of Landlord or its employees or agents, or b) the UST’s referenced in Section 1.07.

ARTICLE 11:

EMINENT DOMAIN

11.01       Eminent Domain. (a) If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinances or regulation, or by right of eminent domain, or by private purchase in lieu thereof, or if the zoning of the Premises are changed so as to not allow Tenant’s Permitted Use, and the taking or rezoning would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease shall terminate effective when the legal taking or rezoning shall occur as if the date of such taking were the date originally fixed in the Lease for the expiration of the Term.

(b)  If part of the Premises shall be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, or if the zoning of the Premises are changed so as to not allow Tenant’s Permitted Use, and this Lease is not terminated as provided above, this Lease shall not terminate but the rent, operating costs, taxes, maintenance, and any items deemed additional rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

(c)  All compensation awarded for any taking or zoning change of the Premises, and the resultant termination of this Lease shall belong to Landlord; provided, however, that Tenant shall be entitled to any award made, whether to Landlord or to Tenant, for loss of business, the unamortized cost of Tenant’s betterments and Improvements, Tenant’s moving expenses, and the value of Tenant’s trade fixtures and further provided that Tenant may apply for and receive an award for the loss of Tenant’s leasehold estate and for any other amounts allowed by law so long as such award amounts in no way diminish any award to Landlord or to any mortgage of Landlord with respect to Landlord’s remainder.

ARTICLE 12:

QUIET ENJOYMENT AND HOLDING OVER

12.01       Quiet Enjoyment. Landlord represents and warrants that it is the true and lawful owner of the Premises and has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord, its agents, lenders, lienholders, or mortgage holders, subject to the terms and provisions of this Lease.  Landlord further warrants that to the best of its knowledge, the Premises is in full compliance with all applicable laws, rules and regulations.

12.02       Holding Over.  Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession of the Premises to Landlord.  If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may at its option, serve written notice upon Tenant that such holding over constitutes the creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, provided, however, that the monthly rental shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to 115% of the total rental being paid monthly to Landlord under this Lease immediately prior to such termination.  Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises, so long as Landlord provides prior written notice to Tenant of the possibility or likelihood of such damages.  The provisions of this Section shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant’s part to be performed.

ARTICLE 13:

EVENTS OF DEFAULT; REMEDIES

13.01       Events of Default.  The following events shall be deemed to be events of default by Tenant under this Lease.

(a)  Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not as additional rent hereunder, and such failure shall continue for a period of five (5) days from the date written notice of failure to make such timely payment is provided by Landlord to Tenant, or

(b)  Tenant shall fail to comply with any material term or provision of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within thirty (30) days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant, except that Tenant’s time to cure shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and Tenant proceeds to reasonably and diligently cure such alleged default; or

(c)  Tenant shall fail to vacate immediately the Premises upon termination of this Lease, by lapse of time or otherwise or upon termination of Tenant’s right to possession only; or

(d)  The leasehold interest of Tenant shall be levied upon execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgement rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

(e)  Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statue, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for the consent to the appointment of a receiver or itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

(f)  A court of competent jurisdiction shall enter an order, judgement or decree adjudicating Tenant as bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgement or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

13.02       Remedies. (a) In the event Tenant fails to pay any installment of rent, including any amount treated as additional rent hereunder, or other sums hereunder as and when such installment or other charge is due, Tenant shall pay to Landlord on demand a late charge in an amount equal to two percent (2%) of such installment or other charge overdue in any month and two percent (2%) each month thereafter until paid in full to help defray the additional cost to Landlord for processing such late payments, and such late charge shall be additional rent hereunder and the failure to pay such late charge within ten (10) days after demand thereof shall be an additional event of default hereunder.  The provisions for such late charge shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner.

(b)  Upon the occurrence of any of such events of default described in Section 13.01 hereof or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

(i)  Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating Lease;

(ii)  Upon any termination of this Lease or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, Tenant hereby waiving and right to claim damage for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord hereunder or by operation of law,

(iii)  Upon any termination of this Lease Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the Term, less any sums received by Landlord for reletting the Premises.

(iv)  Upon any termination of Tenant’s right to possession only without termination of the Lease, Landlord may, at Landlord’s option, enter into the Premises, remove Tenant’s signs and other evidence of tenancy, and take and hold possession thereof as provided in subsection (ii) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent including any amounts treated as additional rent, hereunder for the full Term.  In any such case Tenant shall pay forthwith to Landlord if Landlord so elects, a sum equal to the present value of the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the stated Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term.  Landlord shall use its best efforts to relet the Premises or any part thereof for such rent and upon such terms as Landlord, in its sole discretion, shall determine.  The consideration collected by Landlord upon any such reletting, less the Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including attorney’s fees and brokers commissions), shall offset rent to be paid by the Tenant.

(v)  Landlord may, at Landlord’s option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus affecting compliance with Tenant’s obligations under this Lease;

(c)  Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damage occurring to Landlord by reason of the violation of any of the terms, provisions or covenants herein contained.  No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord.  No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions or covenants herein contained.  Landlord’s acceptance of rental payments or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing, Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord’s right to enforce any such remedies with respect to such default or any subsequent default.  If, on account of any breach or default by Tenant in Tenant’s obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning, or to enforce or defend, any of Landlord’s rights or remedies hereunder, Tenant agrees to pay any attorney’s fees so incurred.

(d)  Landlord shall use reasonable efforts to mitigate its damages due to any default by Tenant.

ARTICLE 14:

SUBORDINATION, ESTOPPEL, AND LIENS

14.01       Subordination. (a) As of the Effective Date of this Lease, the Premises are not encumbered by a mortgage.  However, Landlord reserves the right to grant a mortgage or mortgages on Landlord’s interest therein and this Lease.  Tenant shall, upon the written request of Landlord, subordinate this Lease to the lien of any mortgage upon the Premises, provided that the holder of any such mortgage (“Mortgagee”) shall enter into a written agreement which shall, among other things, provide that:

(i)  In the event of foreclosure or other action taken under the mortgage by Mortgagee, this Lease and the rights of Tenant hereunder shall not be disturbed or diminished, but shall continue in full force and effect so long as Tenant complies with the terms hereof;

(ii)  In no event shall any term or provision of this Lease be altered; and

(iii)  In all events, the right to purchase referenced in Article 17 shall survive any foreclosure of Landlord’s fee interest in the Property.

Such agreement shall be substantially in the form reasonably satisfactory to Tenant.  As used herein, mortgage shall include mortgages, deeds of trust, deeds to secure debt or other similar instruments, and any modifications or extensions of same.

(b)  Subject to the provisions of Article 17, should Landlord sell, convey or transfer its interest in the Premises or should any Mortgagee of Landlord succeed to Landlord’s interest through foreclosure or deed in lieu thereof, then Tenant shall attorn to such succeeding party as its Landlord under this Lease promptly upon any such succession, provided that such succeeding party assumes all of Landlord’s duties and obligations under this Lease and agrees not to disturb Tenant’s leasehold interest hereunder in accordance with this Article 14 as long as Tenant is not in material default beyond any cure period hereunder.

14.02          Estoppel.  Within twenty (20) days after the request by either party, the other party agrees to deliver to the requesting party and to any potential mortgagee, assignee or purchaser of the requesting party’s interest in the Property an estoppel certificate, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, whether same is in full force and effect as modified, and stating the modifications), that, to the certifying party or, to the reasonable knowledge and belief, there are no defenses or offsets thereto (or stating those claimed by the certifying party), that there are no defaults by the certifying party or, to the reasonable knowledge and belief of the certifying party, on the part of the requesting party (or, if such defaults exist, stating their nature); provided, however, that no such estoppel certificate shall be deemed to amend or modify this Lease.

14.03          Liens.  Tenant shall have no authority to create or place a leasehold mortgage upon the Premises.  Tenant shall not in any manner bind the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall effect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument.  Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the Leasehold estate or against the right, title and interest of Landlord in the Premises or under the terms of this Lease.  Tenant will not permit any mechanic’s lien or liens or any other liens which may be imposed by law affecting Landlord’s or it mortgagee’s interest in the Premises to be placed upon the Premises, and in case of the filing of any such lien Tenant will promptly pay or bond over same.  If any such lien shall remain in force and effect for twenty (20) days after written notice thereof, Landlord shall have the right and privilege at Landlord’s option of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill thereof.  Notwithstanding the foregoing, Tenant shall have the right to contest any such lien in good faith and with all due diligence so long as any such contest, or action taken in connection therewith, protects the interest of Landlord and Landlord’s mortgagee in the Premises and Landlord any such mortgagee are, by the expiration of said twenty (20) day period, furnished such protection and indemnification against any loss, cost or expense related to any such lien and the contest thereof as are reasonably satisfactory to Landlord and any such mortgagee.  Landlord hereby waives any contractual, statutory or other Landlord’s lien on Tenant’s furniture, wares, supplies, equipment, inventory and Tenant’s other property.

ARTICLE 15:

NOTICES

15.01       Notices.  Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice of the making of any payment shall be deemed to be complied with when and if the following steps are taken:

(a)  All rent and other payments required to be made by Tenant to Landlord shall be payable to Landlord or to such other entity at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

(b)  Any notice or consent required to be given by or on behalf of any party hereto to any other party shall be in writing and mailed by registered or certified mail, return receipt requested or delivered personally, including by air courier or expedited mail service, addressed as follows:

If to Landlord:	Woodmich, L.L.C.
c/o Donald C. Hayden
3420 N.E. Sugarhill Avenue
Jensen Beach, FL 34957
Facsimile: (561) 334-7415

and to:	Howard T. Rice
230 Glenwood Drive
Delray Beach, FL 33445
Facsimile: (561) 638-1136

If to Tenant:	Copart, Inc., a California corporation
5500 East Second Street
2nd Floor
Benicia, CA 94510
Attention: Paul A. Styer, General Counsel
Facsimile: (707) 748-5099

or at such other address as may be specified from time to time in writing.  All such notices hereunder shall be deemed to have been given on the date of delivery or the date marked on the return receipt unless delivery is refused or cannot be made because of any incorrect address provided by the addressee, in which case the date of postmark shall be deemed the date notice has been given.

ARTICLE 16:

ENVIRONMENTAL

16.01       Environmental Indemnification by Landlord.  Landlord shall indemnify and save harmless Tenant and its officers, employees and agents harmless from any fine, suit, claim, action, liability, damage, loss, cost or expense, including, without limitation, attorney’s fees and court costs, of any kind (collectively “Losses”) arising out of or in any way connected with (i) any spills, releases or discharges of, or contamination by, Hazardous Material at, onto, beneath, from or affecting the Premises, whenever caused or occurring, except to the extent caused by the operation or use of the Premises by Tenant or its employees or agents after the Commencement Date; and (ii) failure by the Landlord, or by any person or entity prior to the Commencement Date, to comply with applicable Environmental Requirements. Attached hereto as Exhibit “H” is an Indemnification Agreement whereby the Donald C. Hayden Revocable Living Trust dated 10/8/71, as amended, shall guarantee the obligations of Landlord set forth in this Article 16 and in Section 1.07, above.

16.02       Environmental Indemnification by Tenant. Tenant shall indemnify and save harmless Landlord and its officers, employees and agents from any Losses arising out of or in any way connected with (i) any spills, releases or discharges of Hazardous Materials at, onto or from the Premises to the extent caused by the operation or use of the Premises by Tenant or its employees or its agents after the Commencement Date; and (ii) Tenant’s failure to comply with applicable Environmental Requirements with respect to its use or operation of the Premises after the Commencement Date.

16.03       Notification by Landlord.  Landlord shall promptly notify Tenant upon becoming aware of (i) any claims or demands, or any enforcement, cleanup or other regulatory or judicial action, threatened, made, or initiated against Landlord or any other person relating to the Premises pursuant to Environmental Requirements, including without limitation those relating to the presence or release of any Hazardous Material on the Premises or the migration thereof from or to any other property; (ii) any matters where Landlord or any other tenant of the Landlord or any third party at the Premises is required by law to give notice to any governmental or regulatory authority respecting any release of Hazardous Material at or relating to the Premises, including without limitation any so called “reportable quantity” spill, discharge or release; (iii) the imposition of any lien on the Premises; and (iv) any noncompliance by Landlord or any other tenant of the Landlord or any third party at the Premises with any Environmental Requirements or breach by Landlord of the requirements set forth in this Article 16.

16.04       Notification by Tenant.  Tenant shall promptly notify Landlord upon becoming aware of (i) any claims or demands, or any enforcement, cleanup or other regulatory or judicial action, threatened, made, or initiated against Tenant relating to the Premises pursuant to Environmental Requirements, including without limitation relating to the presence or release of any Hazardous Material on the Premises or the migration thereof from or to any other property; (ii) any matters where Tenant is required by law to give notice to any governmental or regulatory authority respecting any release of Hazardous Material at or relating to the Premises, including without limitation any so called “reportable quantity” spill, discharge or release; and (iii) any noncompliance by Tenant or its invitees with any Environmental Requirements or breach by Tenant of the requirements set forth in this Article 16.

As used herein, the term “Environmental Requirements” shall mean all applicable federal, state, and local statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law in each case concerning public health and safety, worker health and safety, and pollution or protection of the environment, as the foregoing are enacted or in effect prior to, on, or after the Commencement Date.  As used herein, the term “Hazardous Material” shall mean petroleum, any hazardous or toxic substance, material or waste that is or becomes regulated by any governmental authority because of its toxic, hazardous, deleterious, or dangerous properties and includes, without limitation, any material or substance which is: (i) defined as a “hazardous substance” under the environmental, health, or safety laws of the state in which the Premises are located, (ii) petroleum; (iii) asbestos, (iv) designated as a “hazardous substance” pursuant the Federal Water Pollution Control Act, 33 U.S.C. Section 401 et seq.; (v) defined as a “hazardous waste” pursuant to the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; (vi) defined as a “hazardous substance” pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., (vii) defined as a “regulated substance” pursuant to Subchapter IX, Solid Waste Disposal Act (Regulation of Underground Storage Tanks), 42 U.S.C. Section 6991 et seq.; or (viii) defined as a “toxic substance” pursuant to the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq.

The provisions of this Article 16 shall survive the expiration or earlier termination of this Lease.

ARTICLE 17:

RIGHT OF FIRST REFUSAL

17.01       Right of First Refusal.  Provided Tenant is not in material default under this Lease, if at any time during the term of this Lease, Landlord shall offer the Premises for sale or lease to any third party (for purposes hereof, a sale shall not include a donation or contribution of the Premises to a charitable organization), it is agreed by Landlord and Tenant that no such sale shall be completed until Landlord shall have first offered in writing to sell Premises to Tenant upon the same terms and conditions of the proposed sale to such third party.  Tenant shall have twenty (20) days within which to decide whether to exercise its right of first refusal hereunder.  If such right is not exercised by Tenant in writing, delivered to Landlord pursuant to the notice provisions of this Lease, then Landlord shall be free to sell the Premises to such third party at the same price as disclosed to Tenant.  If such sale to a third party is not consummated within six (6) months after the date of notice to Tenant, then this right of first refusal shall again become effective, Landlord shall not be entitled to sell the property to such third party unless it shall have first offered Tenant in writing the right to purchase the same, and Tenant shall again have twenty (20) days within which to decide whether to exercise its right of first refusal.  Any sale or transfer of the Premises to a third party shall be subject to this Lease.

17.02       Other Terms and Provisions Applicable to the Tenant Purchase.  Landlord and Tenant shall reasonably cooperate with each other in the event Tenant purchases the Premises and in addition to such other agreements and understandings the parties may reach, the following shall apply:

(a)  At closing Landlord shall convey to Tenant insurable title to the Premises subject only to all matters of record on the date of the exercise of the option to purchase, laws, ordinances and zoning regulations.

(b)  As evidence that title is insurable, Landlord shall, at its own expense, provide Tenant a commitment, issued by a title insurer licensed to do business in the state in which the Premises is located, for an ALTA standard form owners policy of title insurance in the amount of the purchase price.

(c)  Closing shall take place within five (5) days after all closing documents have been prepared, but no later than forty (40) days after the purchase price has been established.  The closing shall take place at such time and place as the Landlord and Tenant shall mutually agree.

(d)  The party customarily responsible for paying recording fees, real estate transfer taxes and all its other closing costs applicable to the purchase shall pay such fees.

(e) Each of Landlord and Tenant shall execute and deliver such other documents as may be reasonably necessary to fully consummate the transfer of all of Landlord’s right, title and interest in and to the Premises to Tenant.

(f)  If Tenant desires, it may, at its own expense, obtain a survey of the Premises.

ARTICLE 18:

MISCELLANEOUS

18.01       Gender.  Gender words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

18.02       Successors and Assigns; Authority.  The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.  Subject to the provisions of Article 17, Landlord shall have the right to assign any of its rights and obligations under this Lease and Landlord’s grantee or Landlord’s successor, as the case may be, shall upon such assignment, become Landlord hereunder, thereby freeing and relieving the grantor or assignor, as the case may be, of all covenants and obligations of Landlord hereunder.  Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

18.03       Captions.  The caption inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or indent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

18.04       Amendment.  This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

18.05       Survival; Surrender.  All obligations of Tenant not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the Term, including without limitation, all payment obligations with respect to taxes and operating costs and all obligations concerning the condition of the Premises.  Upon the expiration or earlier termination of the Term, and prior to Tenant vacating the Premises, Landlord and Tenant shall jointly inspect the Premises and Tenant shall pay to Landlord any amount agreed between Landlord and Tenant as reasonably necessary to put the Premises, including without limitation paving, lighting, heating and air conditioning systems and equipment therein, in good condition and repair.  Any work required to be done by Tenant prior to its vacation of the Premises which has not been completed upon such vacation, shall be completed by Landlord and billed to Tenant.  Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as reasonably estimated by Landlord, of Tenant’s obligation hereunder for taxes and costs.  All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional cost therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be.

18.06       Invalidity.  If any clause, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not effect, impair or render invalid or unenforceable the remainder of this Lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

18.07       Effective Date.  All references in this Lease to ‘the date hereof’ or similar references shall be deemed to refer to the last date in point of time, on which all parties hereto have executed this Lease.

18.08       Recording.  This Lease shall not be recorded.  A Memorandum of Lease may be recorded by Tenant, as part of the full execution of this Lease.

18.09       Time is of the Essence.  The time of the performance of all of the covenants, conditions, and agreements of this Lease is of the essence.

18.10       Brokerage Commissions.  Landlord and Tenant each warrants and represents to the other that with the exception of Colliers International neither Landlord nor Tenant has engaged or is being represented by any broker, agent, or other party in connection with the negotiation or execution of this Lease on behalf of either of them. Landlord and E & L Transport Company will be responsible for paying Colliers International a commission as provided by separate agreements. Tenant will have no obligation to pay any brokerage, finder’s fee, or real estate commission in connection with this Lease Agreement.

18.11       Governing Law.  This Lease shall be construed under the laws of the state in which the Premises is located.

18.12       Relationship of Parties.  Nothing herein shall be construed so as to constitute a joint venture or partnership between Landlord and Tenant.

18.13       Attorneys’ Fees.  In the event that at any time during the Term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorneys’ fees and paralegal fees and disbursements incurred therein by the successful party.  Such reimbursement shall include all legal expenses incurred prior to trial and at all levels of appeal and post-judgment proceedings.

18.14       Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Agreement.

ARTICLE 19:

EXHIBITS

19.01                     Exhibits.  Attached to this Lease are the following Exhibits:

                Exhibit A – Survey of Premises

                Exhibit B – E & L Transport Company Lease Amendment

                Exhibit C – Premises Ingress and Egress Legal Description

                Exhibit D – E & L Transport Company 10.2 acres Leased Property Legal Description

                Exhibit E – August 7, 2001 Letter to the Woodhaven Planning Commission

                Exhibit F – Letter from Al’s Asphalt Paving Company, Inc.

                Exhibit G – 50 Photographs of Asphalt as of Commencement Date

                Exhibit H – Indemnification Agreement from the Donald C. Hayden Revocable Living Trust

[AGREEMENT CONTINUES ON FOLLOWING PAGE]

ARTICLE 20:

SECURITY DEPOSIT

20.01       Security Deposit.  Tenant shall deliver to Landlord the sum of Sixty Thousand and 00/100 ($60,000.00) Dollars which shall constitute a Security Deposit.  If Tenant defaults in any of the provisions of this Lease, Landlord may use, apply, or retain all or any part of the Security Deposit for the payment of any Base Rent and/or other charges which are the obligation of Tenant under this Lease in default or for any other sum which Landlord may expend by reason of Tenant’s default, including any damages or deficiency in the releasing of the Premises.  If Tenant fully complies with all the provisions of this Lease, the Security Deposit, or balance thereof, will be returned to Tenant without interest after (i) the termination of this Lease, (ii) the removal of Tenant, and (iii) the surrender of possession of the Premises to Landlord.  Unless Landlord is shown evidence satisfactory to it that the right to receive the Security Deposit has been assigned, Landlord may return the Security Deposit to the original Tenant regardless of one or more assignments of the Lease itself.

LANDLORD:

WOODMICH, L.L.C., a Michigan limited liability company

By:	/s/ Donald C. Hayden
Name:	Donald C. Hayden
Its:	Chairman
Date:

TENANT:

COPART, INC., a California corporation

By:	/s/ Willis J. Johnson
Name:	Willis J. Johnson
Its:	Chief Executive Officer
Date:

EXHIBIT “A”

SURVEY OF PREMISES

9/14/01 REVISION

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT, made and entered into by and between Donald C. Hayden, as Trustee of the Donald C. Hayden Revocable Living Trust dated 10/8/71, as amended (“Landlord”), and E. and L. Transport Company L.L.C., a Michigan limited liability company (“Tenant”) dated as of this 14th day of Sept, 2001.

RECITAL

Landlord and Tenant acknowledge that Tenant currently holds a leasehold interest and first right of refusal in the property described in Exhibit A (the “Original Premises”) pursuant to a Lease Agreement dated June 1, 2000 (the “Lease”).  The Lease is due to expire on May 31, 2005, with two successive five year options to extend the Lease.  Tenant has agreed to vacate the Copart Premises (as defined herein) before October 1, 2001, and remove all of its personal property from the Copart Premises.  Tenant will continue to lease and have exclusive possession of an approximate 10 acre parcel on the Woodhaven property described in Exhibit B (the “E. and L. Premises”), “Exclusive Possession” shall mean vacant with no rights or claims of possession by any party except Tenant.  Tenant shall also have a non exclusive easement to utilize the area described in Exhibit C as a means of ingress and egress (the “Non-Exclusive Ingress and Egress Easement”).

Simultaneously with the execution of this Lease Amendment Landlord is entering into a Lease Agreement with Copart Inc. (the “Copart Lease”), providing for the Exclusive Possession and leasing of a portion of the premises formerly leased by Tenant.  The parcel of property leased to Copart is described in Exhibit D (the “Copart Premises”).  Copart also has a non exclusive easement to utilize the area described in Exhibit C as a means of ingress and egress.  The Copart Lease requires Copart to maintain and clear the easement roadway of snow.  It is anticipated that Tenant’s use of the non-exclusive ingress and egress easement will be insignificant compared to Copart’s use.  In the event the Tenant's usage becomes significant in relationship to Copart’s usage, then Tenant agrees to contribute to the maintenance and snow clearing on a reasonable and fair basis with Copart.

NOW THEREFORE, the Landlord and Tenant agrees as follows:

1.             The recitals and prefatory phrases set forth above are hereby incorporated into this Lease Amendment in their entirety by this reference as is fully set forth herein.

2.             Section 1.01 of the Lease is amended by deleting the existing property descriptions set forth therein and replacing said descriptions with the legal descriptions set forth in Exhibit B and Exhibit C.  All references to the “Premises” in the Lease shall hereinafter be deemed to be references to the “E. and L. Premises” and the “Non-Exclusive Ingress and Egress Easement”.  Tenant and Landlord acknowledge and agree that as of the date Copart takes possession of the Copart Premises pursuant to the Copart Lease (the “Lease

1

Commencement Date”), Tenant shall have no responsibility, obligation or liabilities relating to the Copart Premises.

In addition the following paragraph shall be added to Section 1.01.  Tenant will vacate the Copart Premises before October 1, 2001.  Tenant will remove all of its personal property from the Copart Premises, clean the office and shop buildings, and power wash the shop floor, all to the extent required under the Lease.  Tenant will perform any necessary repairs to the buildings, including patching any roof leaks, fixing any problems with the electrical and plumbing systems, and fixing any damaged walls, all to the extent required under the Lease.  Tenant will also repair or patch the parking lots where needed, to the extent required under the Lease.  Tenant represents and warrants that the HVAC system is in good condition and repair, and covenants that it shall maintain the HVAC system in good condition and repair during the 90-day period after the Lease Commencement Date.  Except for these specific obligations of Tenant, Landlord acknowledges that Tenant has complied with Section 18.05 of the Lease as to the Copart Premises.

3.                                       Section 3.01 is amended as of the Lease Commencement Date by reducing the Base Rent to the following amounts:

Commencement date of Copart Lease to May 31, 2002	$18,000 per month
June 1, 2002 May 31, 2003	16,000 per month
June 1, 2003 May 31, 2004	14,000 per month
June 1, 2004 May 31, 2005	12,000 per month

4.             Section 3.02 is amended by adding paragraph d.

The rent adjustment to reflect the Consumer Price Index is to be based upon the original monthly rental of $ 67,000 per month even though the Base Rent has been reduced.

5.             Section 5.01 Real Estate Taxes is amended by adding the following sentence:

(d)                                 Tenant’s obligation to pay Real Estate Taxes hereunder shall be limited to its pro-rata share of the tax statement for the parcel in which the E. and L. Premises are located, currently the property which has a property identification number of 59 075 99 0001 000 (the “Total Tax Parcel”).  Tenant’s pro-rata share will be calculated as follows: (a) if the property included in the Total Tax Parcel other than the E. and L. Premises remains unimproved, then Tenant’s pro-rata share shall be 9.03% (10.01 acres/110.9 acres), or (b) if any portion of the property included in the Total Tax Parcel is improved, Tenant’s pro-rata share shall be 9.03% of only the land value of the Total Tax Parcel.  In the event that the E. and L. Premises is given a separate property identification number, Tenant’s obligation to pay Real Estate Taxes hereunder shall be limited to the amount on the tax statement for the E. and L. Premises.

6.             Section 10.1(b) is deleted in its entirety.

7.                                       Article 17 is deleted in its entirety.  A new Memorandum of Amendment to Lease shall be recorded by Tenant and Landlord to reflect the revised property description under Lease and the cancellation of the right of refusal.

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8.             Section 18.10 is amended in its entirety to read as follows:

Landlord and Tenant each warrants and represents to the other that with the exception of Colliers International neither Landlord or Tenant has engaged or is being represented by any broker, agent or other party in connection with the negotiation or execution of this Lease Amendment on behalf of either of them.  Landlord and Tenant will be responsible for paying Colliers International a commission as provided by separate listing or commission agreements.  Copies of said Agreements are attached to this Lease Amendment as Exhibit E.

9.                                       Tenant reaffirms its obligations to indemnify and hold harmless Landlord under Section 16.02 of the Lease to the extent that such obligations relate to Tenant’s occupancy of the Original Premises from June 1, 2000 until the Lease Commencement Date (“Section 16.02 Obligations”).  Landlord hereby waives and releases Tenant from and agrees to indemnify Tenant from and against any and all claims, demands, causes of action, obligations, liabilities, costs or expenses associated with environmental, health and safety matters other than the Section 16.02 Obligations.

10.                                 This Lease Amendment shall be effective and operational if and only if the Copart Lease becomes effective on the Lease Commencement Date.  In the event the Copart Lease does not become effective by December 15, 2001, Tenant shall have the right to terminate this Lease Amendment and market the property to other assignees or subtenants.

11.                                 This Lease Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

Except as amended, the original Lease dated June 1, 2000, is reaffirmed.

The Parties intending to be bound hereby execute or cause this Lease Amendment to be executed this 14th day of Sept, 2001.

LANDLORD:

DONALD C. HAYDEN, as TRUSTEE OF THE DONALD C. HAYDEN REVOCABLE LIVING TRUST, dated 10/8/71, as amended.

By:	/s/ Donald C. Hayden
Donald C. Hayden, Trustee

TENANT:

E. AND L. TRANSPORT COMPANY L.L.C.

By:	/s/ Perchie Adkins
Name: Perchie Adkins
Its: Vice President

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EXHIBIT A TO AMENDMENT TO LEASE AGREEMENT

EXHIBIT A

DESCRIPTION PARCEL A

A parcel of land in the N. 1/2 of Section 27, T. 4 S., R. 10 E., City of Woodhaven, Wayne County, Michigan described as:  Beginning at a point on the North line of said Section 27 N. 80 degrees 14 minutes 15 seconds E. 12.92 feet from the North 1/4 corner of Section 27, T. 4 S., R. 10 E., and proceeding thence N. 80 degrees 14 minutes 15 seconds E. 702.08 feet along the North line of said Section 27 and centerline of Van Horn Road (66 feet wide); thence Southerly following the centerline of Clee Drain five courses: S.21 degrees 18 minutes 18 seconds E. 144.93 feet and S. 9 degrees 45 minutes 45 seconds E. 158.00 feet and S. 7 degrees 58 minutes 56 seconds W. 209.99 feet and S. 1 degree 16 minutes 18 seconds W. 203.76 feet and S.9 degrees 34 minutes 17 seconds E. 245.01 feet; thence S. 80 degrees 14 minutes 15 seconds W. 649.94 feet; thence along the center line of Brownstown drain the following six courses: N. 08 degrees 19 minutes 18 seconds W. 107.94 feet and N. 47 degrees 31 minutes 03 seconds W. 214.98 feet and N. 16 degrees 10 minutes 47 seconds W. 217.15 feet and N.18 degrees 51 minutes 42 seconds W. 70.79 feet and N. 31 degrees 26 minutes 27 seconds W.163.00 feet and N. 31 degrees 19 minutes 53 seconds W. 209.38 feet; thence N. 74 degrees 56 minutes 59 seconds E. 72.03 feet; thence N. 82 degrees 27 minutes 44 seconds E. 100.04 feet; thence N. 80 degrees 44 minutes 24 seconds E. 100.18 feet; thence No. 80 degrees 22 minutes 48 seconds E. 52.38 feet; thence N.9 degrees 45 minutes 45 seconds W. 33.50 feet to the point of beginning Parcel contains 18.24 acres, together with easement for ingress and egress and for public utilities described as: 70 feet in width (35 feet on each side of the below described centerline) to be used for an ingress  and egress road and for public or private utilities, the centerline of which easement is 945 feet South of and parallel to the North line of Section 27 (centerline of Van Horn Road) and is more particularly described as:  Beginning at a point distant S. 00 degrees 06 minutes 56 seconds W. 974.66 feet along North and South 1/4 line of said Section 27 and N. 80 degrees 14 minutes 15 seconds E. 154.80 feet from the North 1/4 centerline Section 27 T. 4 S., R. 10 E. thence N. 80 degrees 14 minutes 15 seconds E. 2601.82 feet along the centerline of said easement to a point of ending on the West right-of-way line of Allen Road (120 feet wide).

DESCRIPTION PARCEL B

A parcel of land in the N. 1/2 of Section 27, T. 4 S., R. 10 E., City of Woodhaven, Wayne County, Michigan described as:  Beginning at a point on the center line of the Clee Drain distant S. 00 degrees 06 minutes 56 seconds W. 974.66 along North and South 1/4 line of said Section 27 and N. 80 degrees 14 minutes 15 seconds E. 804.74 feet from North 1/4 corner Section 27 T. 4 S., R. 10 E. and proceeding thence along the center line of Clee Drain the following two courses:  S. 09 degrees 34 minutes 17 seconds E. 54.99 feet and S. 19 degrees 01 minute 28 seconds E. 186.43 feet; thence Southerly following the centerline of the Brownstown Drain to its intersection with the East and West 1/4 line of said Section 27 along the following 12 courses:  S. 6 degrees 18 minutes 33 seconds E. 116.21 feet and S. 6 degrees 24 minutes 35 seconds W. 104. 12 feet and S. 12 degrees 37 minutes 30 seconds E. 100.12 feet and S. 22 degrees 51 minutes

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8.                                       Section 18.10 is amended in its entirety to read as follows:

Landlord and Tenant each warrants and represents to the other that with the exception of Colliers International neither Landlord or Tenant has engaged or is being represented by any broker, agent or other party in connection with the negotiation or execution of this Lease Amendment on behalf of either of them.  Landlord and Tenant will be responsible for paying Colliers International a commission as provided by separate listing or commission agreements.  Copies of said Agreements are attached to this Lease Amendment as Exhibit E.

9.                                       Tenant reaffirms its obligations to indemnify and hold harmless Landlord under Section 16.02 of the Lease to the extent that such obligations relate to Tenant’s occupancy of the Original Premises from June 1, 2000 until the Lease Commencement Date (“Section 16.02 Obligations”).  Landlord hereby waives and releases Tenant from and agrees to indemnify Tenant from and against any and all claims, demands, causes of action, obligations, liabilities, costs or expenses associated with environmental, health and safety matters other than the Section 16.02 Obligations.

10.                                 This Lease Amendment shall be effective and operational if and only if the Copart Lease becomes effective on the Lease Commencement Date.  In the event the Copart Lease does not become effective by December 15, 2001, Tenant shall have the right to terminate this Lease Amendment and market the property to other assignees or subtenants.

11.                                 This Lease Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

Except as amended, the original Lease dated June 1, 2000, is reaffirmed.

The Parties intending to be bound hereby execute or cause this Lease Amendment to be executed this             day of             , 2001.

LANDLORD:

DONALD C. HAYDEN, as TRUSTEE OF THE DONALD C. HAYDEN REVOCABLE LIVING TRUST, dated 10/8/71, as amended.

By:	Donald C. Hayden
Donald C. Hayden, Trustee

TENANT:

E. and L. TRANSPORT COMPANY L.L.C.

By:	/s/ Perchie Adkins
Name: Perchie Adkins
Its: Vice President

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24 seconds W. 118.73 feet and S. 13 degrees 59 minutes 13 seconds W. 109.25 feet and S. 3 degrees 11 minutes 25 seconds W. 102.61 feet and S. 21 degrees 04 minutes 21 seconds E. 101.98 feet and S. 35 degrees 52 minutes 02 seconds E. 111.35 feet and S. 56 degrees 41 minutes 58 seconds E. 146.45 feet and S. 46 degrees 59 minutes 50 seconds E. 125.60 feet and S. 21 degrees 04 minutes 21 seconds E. 203.96 feet and S. 9 degrees 56 minutes 57 seconds W. 165.93 feet; thence S. 82 degrees 07 minutes 45 seconds W. 1183.00 feet along the East & West 1/4 line to the center corner of said Section 27; thence N. 0 degrees 06 minutes 56 seconds E. 66.59 feet along the North and South 1/4 line of said Section 27; thence S. 82 degrees 30 minutes 40 seconds W. 256.21; thence N 01 degree 16 minutes 44 seconds E. 1416.62 feet; thence along the arc of a curve concave to the Southeast 86.13 feet (Central Angle 42 degrees 54 minutes 40 seconds, Radius 115.00 feet, Chord N. 22 degrees 44 minutes 04 seconds E. 84.13 feet); thence N. 80 degrees 14 minutes 15 seconds E. 355.76 feet; thence N. 08 degrees 19 minutes 18 seconds W. 35.01 feet; thence N. 80 degrees 14 minutes 15 seconds E. 649.94 feet to point of beginning.  Parcel contains 42.83 acres together with easement for ingress and egress and public utilities described as: 70 feet in width (35 feet on each side of the below described centerline) to be used for an ingress and egress road and for public or private utilities, the centerline of which easement is 945 feet South of and parallel to the North line of said Section 27 (centerline of Van Horn Road) and is more particularly described as: Beginning at a point distant S. 00 degrees 06 minutes 56 seconds W. 974.66 feet along north and South 1/4 line of said Section 27 and N. 80 degrees 14 minutes 15 seconds E. 154.80 from the North 1/4 corner Section 27 T. 4 S., R. 10 E.; thence N. 80 degrees 14 minutes 15 seconds E. 2601.82 feet along centerline of said easement to a point of ending on the West right-of-way line of Allen Road (120 feet wide).

DESCRIPTION PARCEL C

A parcel of land in the N. 1/2 of section 27, T. 4 S., R. 10 E., City of Woodhaven, Wayne County, Michigan described as:  Beginning at a point distant S. 00 degrees 06 minutes 56 seconds W. 33.96 feet along the N. & S. 1/4 line of said section 27 and S. 80 degrees 22 minutes 48 seconds W. 33.63 feet and S. 80 degrees 44 minutes 24 minutes W. 100.18 feet and S. 82 degrees 27 minutes 44 seconds W. 100.04 feet and S. 74 degrees 56 minutes 59 seconds W. 72.03 feet from the N. 1/4 corner of section 27, T. 4  S., R. 10 E., and proceeding thence S. 31 degrees 19 minutes 53 seconds E. 209.38 feet; thence S. 31 degrees 26 minutes 27 E. seconds 163.00 feet; thence S. 18 degrees 51 minutes 42 seconds E. 70.79 feet; thence S. 16 degrees 10 minutes 47 seconds E. 217.15 feet; thence S. 47 degrees 31 minutes 03 seconds E. 214.98 feet; thence S. 08 degrees 19 minutes 18 seconds E. 142.95 feet; thence S. 80 degrees 14 minutes 15 seconds W. 355.76 feet; thence along the arc of a curve concave to the southeast 86.13 feet (Central Angle 42 degrees 54 minutes 40 seconds, Radius 115.00 feet, Chord S. 22 degrees 44 minutes 04 seconds W. 84.13 feet); thence S. 01 degree 16 minutes 44 seconds W. 1416.62 feet; thence S. 82 degrees 30 minutes 40 seconds W. 443.38 feet; thence S. 00 degrees 03 minutes 45 seconds W. 66.58 feet; thence S. 82 degrees 30 minutes 40 seconds W. 493.17 feet; thence N. 01 degree 09 minutes 00 seconds E. 1246.00 feet; thence N. 28 degrees 51 minutes 00 seconds W. 224.00 feet; thence N. 01 degree 09 minutes 00 seconds E. 313.82 feet; thence N. 30 degrees 23 minutes 56 seconds E. 628.90 feet; thence along the arc of a curve concave to the southeast, said line being the southerly right-of-way line of the D.T. & ? Railroad (Now Grand Trunk Railroad) 691.64 (Central Angle 02 degrees 56 minutes 37 seconds, Radius 13462.80 feet Chord N. 62 degrees 36 minutes 44 seconds E. 691.56 feet); thence N. 84 degrees 10 minutes 45 seconds E.

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10.70 feet; thence N. 74 degrees 56 minutes 59 seconds E. 21.43 feet to the point of beginning.  Parcel contains 54.09 acres.  Together with easement for ingress and egress and public utilities described as:  70 feet in width (35 feet on each side of the below described centerline) to be used for an ingress and egress road and for public or private utilities, the centerline of which easement is 945 feet South of and parallel to the North line of said Section 27 (centerline of Van Horn Road) and is more particularly described as: Beginning at a point distant S. 00 degrees 06 minutes 56 seconds N. 974.66 feet along north and South 1/4 line of said Section 27 and N. 80 degrees 14 minutes 15 seconds E. 154.80 from the North 1/4 corner Section 27 T. 4 S., R. 10 E.; thence N. 80 degrees 14 minutes 15 seconds E. 2601.82 feet along centerline of said easement to a point of ending on the West right-of-way line of Allen Road (120 feet wide).

DESCRIPTION OF ROAD INGRESS AND EGRESS OVER PARCEL C

Part of the N. 1/2 of Section 27 T. 4 S., R. 10 E., City of Woodhaven, Wayne County, Michigan described as:  Beginning at a point on the N. & S. 1/4 line of said Section 27, distant S. 00 degrees 06 minutes 56 seconds W. 946.05 feet from the N. 1/4 corner Section 27, T. 4 S., R. 10 E. and proceed thence N. 80 degrees 44 minutes 20 seconds E. 152.83 feet; thence S. 08 degrees 19 minutes 18 seconds E. 46.71 feet; thence S. 80 degrees 14 minutes 15 seconds W. 355.76 feet; thence along the arc of a curve concave to the S.E. 86.13 feet (Central Angle 42 degrees 54 minutes 40 seconds, Radius 115.00 feet, Chord S. 22 degrees 44 minutes 04 seconds W. 84.13 feet); thence S. 01 degrees 16 minutes 44 seconds W. 1416.62 feet; thence S. 82 degrees 30 minutes 40 seconds W. 25.00 feet; thence N. 01 degrees 16 minutes 44 seconds E. 1539.09 feet; thence N. 80 degrees 44 minutes 20 seconds E. 250.85 feet to point of beginning.

DESCRIPTION 10.02 ACRE PARCEL

PART OF THE NE 1/4 SECTION 27 T. 4 S., R. 10 E., CITY OF WOODHAVEN, WAYNE COUNTY, MICHIGAN.  BEING MORE PARTICULARLY DESCRIBED AS BEGINNING AT A POINT DISTANT S. 80° 14’ 15” W. 60.76 FEET ALONG THE NORTH LINE OF SAID SECTION 27 AND S. 00° 40’ 15” E. 992.47 FEET ALONG THE WEST LINE OF ALLEN ROAD 120 FEET WIDE AND S. 80° 14’ 15” W. 1308.24 FEET FROM THE NE CORNER OF SECTION 27 T. 4 S., R. 10 E., AND PROCEEDING THENCE S. 02° 16’ 36” W. 926.92 FEET; THENCE S. 87° 28’ 38” W. 433.51 FEET; THENCE N. 02° 31’ 22” W. 500.17 FEET; THENCE N. 17° 30’ 13” W. 358.98 FEET; THENCE N. 80° 14’ 15” E. 608.71 FEET TO THE POINT OF BEGINNING.  PARCEL CONTAINS 10.02 ACRES. TOGETHER WITH EASEMENT FOR INGRESS AND EGRESS AND PUBLIC UTILITIES DESCRIBED AS:  70 FEET IN WIDTH (35 FEET ON EACH SIDE OF THE BELOW DESCRIBED CENTERLINE) TO BE USED FOR AN INGRESS AND EGRESS ROAD AND FOR PUBLIC OR PRIVATE UTILITIES, THE CENTERLINE OF WHICH EASEMENT IS 945 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SECTION 27 (CENTERLINE OF VAN HORN ROAD) AND IS MORE PARTICULARLY DESCRIBED AS:  BEGINNING AT A POINT DISTANT S. 00° 06’ 56” W. 974.66 FEET ALONG THE NORTH AND SOUTH 1/4 LINE SAID SECTION 27; AND N. 80° 14’ 15” E. 154.80 FEET FROM THE NORTH 1/4 CORNER SECTION 27 T. 4. S., R. 10 E.; THENCE N. 80° 14’ 15” E. 2601.82 FEET ALONG CENTERLINE OF SAID EASEMENT TO A POINT OF ENDING ON THE WEST RIGHT-OF-WAY LINE OF ALLEN ROAD (120 FEET WIDE).

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EXHIBIT B TO AMENDMENT TO LEASE AGREEMENT

EXHIBIT B

DESCRIPTION 10.02 ACRE PARCEL.

PART OF THE NE 1/4 SECTION 27 T. 4 S., R. 10 E., CITY OF WOODHAVEN, WAYNE COUNTY, MICHIGAN.  BEING MORE PARTICULARLY DESCRIBED AS BEGINNING AT A POINT DISTANT S. 80° 14’ 15” W. 60.76 FEET ALONG THE NORTH LINE OF SAID SECTION 27 AND S. 00° 40’ 15” E. 992.47 FEET ALONG THE WEST LINE OF ALLEN ROAD 120 FEET WIDE AND S. 80° 14’ 15” W. 1308.24 FEET FROM THE NE CORNER OF SECTION 27 T. 4 S., R. 10 E., AND PROCEEDING THENCE S. 02° 16’ 36” W. 926.92 FEET; THENCE S. 87° 28’ 38” W. 433.51 FEET; THENCE N. 02° 31’ 22” W. 500.17 FEET; THENCE N. 17° 30’ 13” W. 358.98 FEET; THENCE N. 80° 14’ 15” E. 608.71 FEET TO THE POINT OF BEGINNING.  PARCEL CONTAINS 10.02 ACRES.

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EXHIBIT D TO AMENDMENT TO LEASE AGREEMENT

EXHIBIT C

DESCRIPTION OF INGRESS AND EGRESS EASEMENT

AN EASEMENT FOR INGRESS AND EGRESS AND PUBLIC UTILITIES DESCRIBED AS:  70 FEET IN WIDTH (35 FEET ON EACH SIDE OF THE BELOW DESCRIBED CENTERLINE) TO BE USED FOR AN INGRESS AND EGRESS ROAD AND FOR PUBLIC OR PRIVATE UTILITIES, THE CENTERLINE OF WHICH EASEMENT IS 945 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SECTION 27 (CENTERLINE OF VAN HORN ROAD) AND IS MORE PARTICULARLY DESCRIBED AS:  BEGINNING AT A POINT DISTANT S. 00° 06’ 56” W. 974.66 FEET ALONG THE NORTH AND SOUTH 1/4 LINE SAID SECTION 27; AND N. 80° 14’ 15” E. 154.80 FEET FROM THE NORTH 1/4 CORNER SECTION 27 T. 4. S., R. 10 E.; THENCE N. 80° 14’ 15” E. 2601.82 FEET ALONG CENTERLINE OF SAID EASEMENT TO A POINT OF ENDING ON THE WEST RIGHT-OF-WAY LINE OF ALLEN ROAD (120 FEET WIDE).

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EXHIBIT D TO AMENDMENT TO LEASE AGREEMENT

EXHIBIT D

DESCRIPTION FOR COPART LEASE

A PARCEL OF LAND IN THE NORTH 1/2 OF SECTION 27, T. 4 S., R. 10. E., CITY OF WOODHAVEN, WAYNE COUNTY, MICHIGAN, DESCRIBED AS:  BEGINNING AT A POINT DISTANT S. 00° 06’ 56” W. 33.96 FEET ALONG THE NORTH AND SOUTH 1/4 LINE OF SAID SECTION 27 AND S. 80° 22’ 48” W. 33.63 FEET AND S. 80° 44’ 24” W. 100.18 FEET AND S. 82° 27’ 44” W. 100.04 FEET AND S. 74° 56’ 59” W. 72.03 FEET FROM THE NORTH 1/4 CORNER OF SECTION 27, T. 4 S., R. 10. E., AND PROCEEDING THENCE S. 31° 19’ 53” E. 209.38 FEET; THENCE S. 31° 26’ 27” E. 163.00 FEET; THENCE S. 18° 51’ 42” E. 70.79 FEET; THENCE S. 16° 10’ 47” E. 217.15 FEET; THENCE S. 47° 31’ 03” E. 214.98 FEET; THENCE S. 08° 19’ 18” E. 221.28 FEET; THENCE S. 32° 33’ 37” E. 364.71 FEET; THENCE N. 57° 26’ 23” E. 260.00 FEET; THENCE S. 32° 33’ 37” E. 230.00 FEET; THENCE S. 57° 26’ 23” W. 161.21 FEET; THENCE S. 33° 41’ 52” E. 694.89 FEET; THENCE N. 57° 49’ 59” E. 40.14 FEET; THENCE S. 32° 57’ 16” E. 45.86 FEET; THENCE S. 55° 55’ 42” W. 486.36 FEET; THENCE S. 82° 28’ 35” W. 468.74 FEET; THENCE N. 61° 01’ 53” W. 455.59 FEET; THENCE S. 01° 22’ 30” W. 320.27 FEET; THENCE S. 82° 30’ 40” W. 443.38 FEET; THENCE S. 00° 03’ 45” W. 66.58 FEET; THENCE S. 82° 30’ 40” W. 493.17 FEET; THENCE N. 01° 09’ 00” E. 1246.00 FEET; THENCE N. 28° 51’ 00” W. 224.00 FEET; THENCE N. 01° 09’ 00” E. 313.82 FEET; THENCE N. 30° 23’ 56” E. 628.90 FEET; THENCE ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, SAID LINE BEING THE SOUTHERLY RIGHT-OF-WAY LINE OF THE D.T. & I. RAILROAD (NOW GRAND TRUNK RAILROAD 691.64 FEET (CENTRAL ANGLE 02° 56’ 37”, RADIUS 13462.80 FEET CHORD N. 62° 36’ 44” E. 691.50 FEET); THENCE N. 84° 10’ 45” E. 10.70 FEET; THENCE N. 74° 56’ 59” E. 21.43 FEET TO THE POINT OF BEGINNING.  PARCEL CONTAINS 81.74 ACRES.  TOGETHER WITH AN EASEMENT FOR INGRESS AND EGRESS AND PUBLIC UTILITIES DESCRIBED AS:  70 FEET IN WIDTH (35 FEET ON EACH SIDE OF THE BELOW DESCRIBED CENTERLINE) TO BE USED FOR AN INGRESS AND EGRESS ROAD AND FOR PUBLIC OR PRIVATE UTILITIES, THE CENTERLINE OF WHICH EASEMENT IS 945 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SECTION 27 (CENTERLINE OF VAN HORN ROAD) AND IS MORE PARTICULARLY DESCRIBED AS:  BEGINNING AT A POINT DISTANT S. 00° 06’ 56” W. 974.66 FEET ALONG NORTH AND SOUTH 1/4 LINE OF SAID SECTION 27 AND N. 80° 14’ 15” E. 154.80 FROM THE NORTH 1/4 CORNER SECTION 27 T. 4 S., R. 10 E.; THENCE N. 80° 14’ 15” E. 2601.82 FEET ALONG CENTERLINE OF SAID EASEMENT TO A POINT OF ENDING ON THE WEST RIGHT-OF-WAY LINE OF ALLEN ROAD (120 FEET WIDE).

10

EXHIBIT “C”

PREMISES INGRESS AND EGRESS LEGAL DESCRIPTION

(“EASEMENT”)

Part of the N. 1/2 of Section 27 T. 4 S., R. IO E., City of Woodhaven, Wayne County, Michigan described as : Beginning at a point on the N. & S. 1/4 line of said Section 27, distant S. 00 degrees 06 minutes 56 seconds W. 946.05 feet from the N. 1/4 comer Section 27, T. 4 S., R. 10 E. and proceed thence N. 80 degrees 44 minutes 20 seconds E. 152.83 feet; thence S. 08 degrees 19 minutes 18 seconds E. 46.71 feet; thence S. 80 degrees 14 minutes 15 seconds W. 355.76 feet, thence along the arc of a curve concave to the S.E. 86.13 feet (Central Angle 42 degrees 54 minutes 40 seconds, Radius I 1 5.00 feet, Chord S. 22 degrees 44 minutes 04 seconds W. 84.13 feet); thence S. 0 1 degrees 16 minutes 44 seconds W. 1416.62 feet; thence S. 82 degrees 30 minutes 40 seconds W. 25.00 feet ‘ thence N. 01 degrees 16 minutes 44 seconds E. 1539.09 feet, thence N. 80 degrees 44 minutes 20 seconds E. 250.85 feet to point of beginning.

EXHIBIT “D”

E & L TRANSPORT COMPANY 10.2 ACRES LEASED PROPERTY LEGAL DESCRIPTION

PLAN OF SURVEY — EXHIBIT D

CLIENT:  DONALD HAYDEN, TRUSTEE

DESCRIPTION:	10.02 ACRE PARCEL

PART OF THE NE 1/4 SECTION 27 T. 4 S., R 10 E. CITY OF WOODHAVEN, WAYNE COUNTY, MICHIGAN, BEING MORE PARTICULARLY DESCRIBED AS BEGINNING AT A POINT DISTANT S 80° 14’ 15” W 60.76 FEET ALONG THE N LINE OF SAID SECTION 27 AND S 0° 40’ 15” E 992.47 FEET ALONG THE W LINE OF ALLEN ROAD 120, FEET WIDE AND S 80° 14’ 15” W 1308.24 FEET FROM THE NE CORNER OF SECTION 27 T. 4 S., R 10 E., AND PROCEEDING THENCE S 2° 16’ 36” W 926.92 FEET; THENCE S 87° 28’ 38” W 433.51 FEET; THEN N 2° 31’ 22” W 500.17 FEET; THENCE N 17° 30’ 13” W 358.98 FEET; THENCE N 80° 14’ 15” E 608.71 FEET TO THE POINT OF BEGINNING.  PARCEL CONTAINS 10.02 ACRES AND IS SUBJECT TO RIGHTS AND RESTRICTIONS IF ANY EXISTS.

[MAP]

[LOGO]

URBAN ENGINEERING CO.

6745 ALLEN ROAD

ALLEN PARK, MICHIGAN 48101

[313] 383 - 5155

2

RICHARD M. THUSKOWSKI, Mayor
KAREN M. MAZO, Mayor Pro-term
BRIAN M. D’EMIDIO, Councilman
DARREL PENIX, Councilman
KEN JOHNSON, Councilman
JOSEPH P. CACCIAGLIA II, Councilman
SHARON BONO-DEATON, Councilwoman

[LOGO]	CITY OF WOODHAVEN 210?9 West Road Woodhaven, Michigan 48183 Phone: (734) 675-4900 Fax: (734) 675-4927

August 7, 2001

To:                              Planning Commission

From:                  Michael W. Kruse
Director of Engineering and Public Service

Re:                             Proposed Coparts Auto Auction Site
Site Plan Application # SP 01-10
Special Use Application # SU 01-06

I have reviewed the above referenced applications and have the following comments:

There are no new utilities planned according to the plan submitted by the applicant, however, there are some issues with the existing utilities the applicant should be made aware of:

The existing watermain through the site is an unlooped watermain which exceeds the city’s current requirement for unlooped watermains by a considerable distance.  The proponent should verify that adequate water is available for their operations and fire protection needs.  If not, the proponent may have to install additional watermain to complete the loop.

The Water & Sewer Department will require proper back flow devices, in accordance with current State laws and City ordinances.

There are some on-site fine hydrants which need some work on them. The Water & Sewer Department can be contacted for further information.

Also, the applicant should be made aware that a large portion of the site is a flood plain.  The flood plain should be shown on the site plan.  An MDEQ permit is required for occupation of or work within a flood plain.

If there are any questions please do not hesitate to contact me.

Al’s asphalt paving co inc

25500 Brest / Taylor, MI 48180-4065 • (734) 946-1880 • Fax (734) 946-4502

August 29, 2001

Copart

5500 East Second St, 2nd FL.

Benicia, CA. 94510

Attn: Paul Styer

Attn: Larry Stripling

RE: Pavement condition at E & L site, Woodhaven, MT

Gentlemen,

In response to your request I participated in a walk through at the above referenced site on August 29, 2001 in order to determine the present condition of the asphalt pavement.  Upon visual inspection I observed a large amount of structural cracks anywhere from 1/4” to 3/4” in width which can easily be repaired with hot rubber joint sealing.  There are various areas throughout the property which are alligatored and delaminated due to normal wear and tear and can be repaired either through surface patching or removal and replacement.  Most of the pavement is 15 to 20 years old and will need to be restored in the next several years.  Asphalt thickness is generally 3” average, there is a heavy duty area that was paved around 1989 or 1990 which was cement stabilized and paved with 6” asphalt and is in excellent condition showing only the structural cracking previously mentioned.  The property has a high water table, which is the main cause of the existing pavement damage, but there are large underground storm lines and drain tile present to help minimize the potential damage from water infiltration.  Water damage appears to be more prevalent at the southwest end of the property.  Generally speaking the pavement is in mostly good condition with a few isolated areas.  The design thickness in the standard duty areas was intended only for parking cars and will most likely deteriorate at a faster than normal rate if it is being used by heavy equipment on a daily basis.  I trust this report answers any questions you may have.  If I can be of any further assistance please do not hesitate to contact me at your convenience.

Respectfully,

Dave Coppola – Al’s Asphalt Paving

INDEMNIFICATION AGREEMENT

THIS AGREEMENT, made this 14th day of September, 2001, by and between the Donald C. Hayden Revocable Living Trust dated October 8, 1971, as amended (the “Trust”) and Copart, Inc. (the “Tenant”)

RECITAL

The Donald C. Hayden Trust for many years has owned a parcel of property in Woodhaven, Michigan, a portion of which parcel contained the premises described in Exhibit A.

The Trust has transferred the Exhibit A premises to Woodmich, L.L.C., a Michigan Limited Liability Company.  Woodmich and the Tenant are entering into a Lease Agreement with respect to the Exhibit A premises.  The capitalized terms in this Indemnification Agreement are defined in and referred to in the Lease Agreement to be entered into between Tenant and Woodmich.  As an inducement for Tenant to lease the Exhibit A premises from Woodmich, the Trust has agreed to the following environment indemnification:

Environmental Indemnification by Trust.  Trust shall indemnify and save harmless Tenant and its officers, employees and agents harmless from any fine, suit, claim, action, liability, damage, loss, cost or expense, including, without limitation, attorney’s fees and court costs, of any kind (collectively “Losses”) arising out of or in any way connected with (i) any spills, releases or discharges of, or contamination by, Hazardous Material at, onto, beneath, from or affecting the Premises, whenever caused or occurring, except to the extent caused by the operation or use of the Premises by Tenant or its employees or agents after the date of commencement of the term of this Lease (‘Commencement Date’); (ii) failure by the Trust, or by any person or entity prior to the Commencement Date, to comply with applicable Environmental Requirements; (iii) the underground storage tanks located on the Exhibit A Premises.

DONALD C. HAYDEN, as TRUSTEE OF THE DONALD C. HAYDEN REVOCABLE LIVING TRUST, dated 10/8/71, as amended.

By:	/s/ Donald C. Hayden
Donald C. Hayden, Trustee

TENANT:

COPART, INC.

By:	/s/ Willis J. Johnson
Name: Willis J. Johnson
Its: Chief Executive Officer

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ATTACHMENT TO INDEMNIFICATION AGREEMENT

EXHIBIT A

DESCRIPTION FOR COPART LEASE

A PARCEL OF LAND IN THE NORTH 1/2 OF SECTION 27, T. 4 S., R. 10. E., CITY OF WOODHAVEN, WAYNE COUNTY, MICHIGAN, DESCRIBED AS:  BEGINNING AT A POINT DISTANT S. 00° 06’ 56” W. 33.96 FEET ALONG THE NORTH AND SOUTH 1/4 LINE OF SAID SECTION 27 AND S. 80° 22’ 48” W. 33.63 FEET AND S. 80° 44’ 24” W. 100.18 FEET AND S. 82° 27’ 44” W. 100.04 FEET AND S. 74° 56’ 59” W. 72.03 FEET FROM THE NORTH 1/4 CORNER OF SECTION 27, T. 4 S., R. 10. E., AND PROCEEDING THENCE S. 31° 19’ 53” E. 209.38 FEET; THENCE S. 31° 26’ 27” E. 163.00 FEET; THENCE S. 18° 51’ 42” E. 70.79 FEET; THENCE S. 16° 10’ 47” E. 217.15 FEET; THENCE S. 47° 31’ 03” E. 214.98 FEET; THENCE S. 08º 19’ 18’’ E. 221.28 FEET; THENCE S. 32º 33’ 37” E. 364.71 FEET; THENCE N. 57º 26’ 23” E. 260.00 FEET; THENCE S. 32º 33’ 37” E. 230.00 FEET; THENCE S. 57º 26’ 23” W. 161.21 FEET; THENCE S. 33º 41’ 52” E. 694.89 FEET; THENCE N. 57º 49’ 59” E. 40.14 FEET; THENCE S. 32º 57’ 16” E. 45.86 FEET; THENCE S. 55º 55’ 42” W. 486.36 FEET; THENCE S. 82º 28’ 35” W. 468.74 FEET; THENCE N. 61º 01’ 53” W. 455.59 FEET; THENCE S. 01º 22’ 30” W. 320.27 FEET; THENCE S. 82º 30’ 40” W. 443.38 FEET; THENCE S. 00º 03’ 45” W. 66.58 FEET; THENCE S. 82º 30’ 40” W. 493.17 FEET; THENCE N. 01º 09’ 00” E. 1246.00 FEET; THENCE N. 28º 51’ 00” W. 224.00 FEET; THENCE N. 01º 09’ 00” E. 313.82 FEET; THENCE N. 30º 23’ 56” E. 628.90 FEET; THENCE ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTHEAST, SAID LINE BEING THE SOUTHERLY RIGHT-OF-WAY LINE OF THE D.T. & I. RAILROAD (NOW GRAND TRUNK RAILROAD 691.64 FEET (CENTRAL ANGLE 02º 56’ 37”, RADIUS 13462.80 FEET CHORD N. 62º 36’ 44” E. 691.50 FEET); THENCE N. 84º 10’ 45” E. 10.70 FEET; THENCE N. 74º 56’ 59” E. 21.43 FEET TO THE POINT OF BEGINNING.  PARCEL CONTAINS 81.74 ACRES.  TOGETHER WITH AN EASEMENT FOR INGRESS AND EGRESS AND PUBLIC UTILITIES DESCRIBED AS:  70 FEET IN WIDTH (35 FEET ON EACH SIDE OF THE BELOW DESCRIBED CENTERLINE) TO BE USED FOR AN INGRESS AND EGRESS ROAD AND FOR PUBLIC OR PRIVATE UTILITIES, THE CENTERLINE OF WHICH EASEMENT IS 945 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SECTION 27 (CENTERLINE OF VAN HORN ROAD) AND IS MORE PARTICULARLY DESCRIBED AS; BEGINNING AT A POINT DISTANT S. 00º 06’ 56” W. 974.66 FEET ALONG NORTH AND SOUTH 1/4 LINE OF SAID SECTION 27 AND N. 80º 14’ 15” E. 154.80 FROM THE NORTH 1/4 CORNER SECTION 27 T. 4 S., R. 10 E.; THENCE N. 80º 14’ 15” E. 2601.82 FEET ALONG CENTERLINE OF SAID EASEMENT TO A POINT OF ENDING ON THE WEST RIGHT-OF-WAY LINE OF ALLEN ROAD (120 FEET WIDE).

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DESCRIPTION OF INGRESS AND EGRESS EASEMENT

AN EASEMENT FOR INGRESS AND EGRESS AND PUBLIC UTILITIES DESCRIBED AS:  70 FEET IN WIDTH (35 FEET ON EACH SIDE OF THE BELOW DESCRIBED CENTERLINE) TO BE USED FOR AN INGRESS AND EGRESS ROAD AND FOR PUBLIC OR PRIVATE UTILITIES, THE CENTERLINE OF WHICH EASEMENT IS 945 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SECTION 27 (CENTERLINE OF VAN HORN ROAD) AND IS MORE PARTICULARLY DESCRIBED AS:  BEGINNING AT A POINT DISTANT S. 00º 06’ 56” W. 974.66 FEET ALONG THE NORTH AND SOUTH 1/4 LINE SAID SECTION 27; AND N. ?0º 14’ 15” E. 154.80 FEET FROM THE NORTH 1/4 CORNER SECTION 27 T. 4. S., R. 10 E.; THENCE N. 80º 14’ 15” E. 2601.82 FEET ALONG CENTERLINE OF SAID EASEMENT TO A POINT OF ENDING ON THE WEST RIGHT-OF-WAY LINE OF ALLEN ROAD (120 FEET WIDE).

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MEMORANDUM OF LEASE

                THIS MEMORANDUM OF LEASE is made and entered into effective as of ________________, 2001, by and between Woodmich, L.L.C., a Michigan limited liability company, (“Landlord”), and Copart, Inc., a California corporation, (“Tenant”).

                TERM AND PROPERTY.  For the term and upon the provisions set forth in that certain written Property Lease of even date herewith from Landlord to Tenant (“Property Lease”), all of which provisions are specifically made a put hereof as fully and completely as if set out in full herein, Landlord leases to Tenant and Tenant leases from Landlord that certain real property consisting of land and any and all Improvements (“Property”) located at 21000 Hayden Drive, Woodhaven, Michigan, more particularly described on Exhibit “A” attached hereto and made a part hereof, together with all rights of ingress and egress and all other rights appurtenant to said Property, including, without limitation, the right to use the building constructed or to be constructed on the Property for the purposes contemplated in the Property Lease, all of which rights are more particularly described in the Property Lease.

                OPTIONS TO EXTEND TERM.  Reference is particularly made to Article 2 of the Property Lease wherein Tenant is given the option to extend the term of the Property Lease on the terms and conditions set forth therein.

                USE.  Reference is particularly made to Article 7 of the Property Lease wherein Tenant is granted the right to use the Property for the storage, sale, auction, and transport of used and salvage vehicles.

                PURPOSES OF MEMORANDUM OF LEASE.  This Memorandum of Lease is prepared for the purpose of recording and notice and in no way modifies the express and particular provisions of the Property Lease.

                RIGHT OF FIRST REFUSAL.  Tenant has the right of first refusal to purchase as set forth in the Lease.

                IN WITNESS WHEREOF this Memorandum of Lease has been executed as of the day and year first above written.

TENANT:		LANDLORD:

Copart, Inc. a California corporation		Woodmich, L.L.C.,
a Michigan limited liability company

By:	/s/ Willis J. Johnson	By:	/s/ Donald C. Hayden
Name:		Name:
Its:	CEO	Its:	Member

STATE OF	)
	)	ss.
COUNTY OF	)

I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that                                                 personally known to me to be the _______________________ of Copart, Inc., a California corporation, and personally known to me to be the same person(s) whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such                                                                                 he signed and delivered the said instrument as                                          of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority, given by the Board of Directors of said corporation as his free and voluntary act, and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

Given under my hand and official seal this                      day of September, 2001.

Notary Public

My Commission Expires:

STATE OF	)
	)	ss.
COUNTY OF	)

            I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that                                                     personally known to me to be a member of Woodmich, L.L.C., a Michigan limited liability company and personally known to me to be the same persons whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such member he signed and delivered the said instrument as member of said limited liability company, pursuant to authority, given by the Board of Directors of said limited liability company as his free and voluntary act, and as the free and voluntary act and deed of said limited liability company for the uses and purposes therein set forth.

Given under my hand and official seal this                       day of September 2001.

Notary Public

My Commission Expires: